_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________
                                                                   Exhibit 10.43





                  RESEARCH COLLABORATION AND LICENSE AGREEMENT

                                     between

                               MERCK & CO., INC.

                                       and

                         ARRIS PHARMACEUTICAL CORPORATION

                               TABLE OF CONTENTS

Article I--Definitions..............................................   1

Article II--Research Program........................................   8

     Section 2.1--General...........................................   8

     Section 2.2--Conduct of Research...............................   8

     Section 2.3--Use of Research Funding...........................   8

     Section 2.4--Exchange of Information...........................   8

     Section 2.5--Joint Research Committee..........................   8

     Section 2.6--Records and Reports...............................   8

          Subsection 2.6.1--Records.................................   8

          Subsection 2.6.2--Copies and Inspection of Records........   9

          Subsection 2.6.3--Quarterly Reports.......................   9

     Section 2.7--Research Program Information and Inventions.......   9

     Section 2.8--Research Program Term.............................   9

     Section 2.9--ARRIS Delta Technology............................  10

     Section 2.10--Rights to Compounds..............................  10

Article III--License; Development and Commercialization.............  11

     Section 3.1--Research License Grants...........................  11

     Section 3.2--Commercialization License.........................  12

     Section 3.3--Development and Commercialization.................  12

     Section 3.4--Exclusivity in the Field..........................  12

Article IV--Confidentiality and Publication.........................  12

     Section 4.1--Nondisclosure Obligations.........................  12

     Section 4.2--Restriction on ARRIS Delta Technology.............  12

     Section 4.3--Exceptions........................................  12

     Section 4.4--Permitted Disclosure of Proprietary Information...  13

     Section 4.5--Publication.......................................  13

     Section 4.6--Press Releases....................................  14

Article V--Payments; Royalties and Reports..........................  14

     Section 5.1--Commitment Fee....................................  14

                                      i
_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

     Section 5.2--Research Program Funding..........................  14

     Section 5.3--Milestone Payments................................  15

     Section 5.4--Royalties.........................................  16

          Subsection 5.4.1--Royalties Payable By MERCK..............  16

          Subsection 5.4.2--Managed Pharmaceutical Contracts........  18

          Subsection 5.4.3--Change in Sales Practices...............  18

          Subsection 5.4.4--Bulk Compound ..........................  18

          Subsection 5.4.5--Compulsory Licenses.....................  18

          Subsection 5.4.6--Third Party Licenses....................  18

     Section 5.5--Reports; Payment of Royalties.....................  18

     Section 5.6--Audits............................................  19

     Section 5.7--Payment Exchange Rate.............................  20

     Section 5.8--Income Tax Withholding............................  20

Article VI--Representations and Warranties..........................  20

     Section 6.1--ARRIS Representations and Warranties..............  20

     Section 6.2--MERCK Representations and Warranties..............  21

Article VII--Patent Matters.........................................  21

     Section 7.1--Filing, Prosecution and Maintenance of Patents....  21

     Section 7.2--Right to Prosecute and Maintain Patents...........  22

     Section 7.3--Interference, Opposition, Reexamination and
                  Reissue...........................................  23

     Section 7.4--Enforcement and Defense...........................  23

     Section 7.5--Patent Term Restoration...........................  25

Article VIII--Term and Termination..................................  25

     Section 8.1--Term and Expiration...............................  25

     Section 8.2--Termination by MERCK..............................  25

     Section 8.3--Termination.......................................  27

          Subsection 8.3.1--Termination for Cause...................  27

          Subsection 8.3.2--Effect of Termination for Bankruptcy....  28

     Section 8.4--Effect of Expiration or Termination...............  28

Article IX--Miscellaneous...........................................  29


                                     ii

_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

                  RESEARCH COLLABORATION AND LICENSE AGREEMENT

    THIS AGREEMENT is effective as of November       , 1996 (the "Effective
Date"), between MERCK & CO., INC., a corporation organized and existing under the laws of New Jersey ("MERCK") and ARRIS PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of Delaware ("ARRIS").

                                  WITNESSETH:

    WHEREAS, ARRIS has developed ARRIS Know-How (as defined below) and has rights to ARRIS Patents (as defined below);

    WHEREAS, MERCK and ARRIS desire to enter into a research collaboration upon the terms and conditions set forth herein;

    WHEREAS, MERCK desires to obtain a license under the ARRIS Patents and ARRIS Know-How, upon the terms and conditions set forth herein;

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

    Unless specifically set forth herein to the contrary, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.1  "Active Compound" shall mean any compound in purified form that

     (A)

        (1) is a [ * ] compound characterized by having the ability to inhibit (or, in the case of a prodrug, an active species of which inhibits) human cathepsin K or human cathepsin L [ * ] and having greater than [ * ] and having greater than [ * ] in an [ * ] wherein the concentration of the compound is not greater than [ * ], and

        (2) satisfies one or more of the following:

        (a) is discovered, identified or synthesized by or on behalf of ARRIS and/or MERCK, or an Affiliate of either of them, pursuant to work conducted under this Agreement, and is determined by the JRC to


                                      1

_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________
            meet the criteria of Subsection 1.1(A)(1) above either [* ] pursuant to work conducted under [ * ] or (ii) [ * ] pursuant to work deriving directly from or based directly upon the results of the work conducted under the Agreement; or

        (b) is acquired prior to the end of the Research Program Term (including without limitation acquisition of rights thereto) by ARRIS or MERCK, or an Affiliate of either of them, from a third party, on an absolute or contingent basis (such as rights under an option), and is determined by the JRC to meet the criteria of Subsection 1.1(A)(1) above pursuant to work conducted under this Agreement during the Research Program Term; or

        (c) is generically described within a claim describing a genus of compounds the utility of which is given as human cathepsin K or human cathepsin L inhibition, as defined in any pending or issued claim of any unexpired ARRIS Patent, MERCK Patent or Collaboration Patent filed in the United States or Japan or as a European Patent Application, or as a Patent Cooperation Treaty ("PCT") application designating the United States and the contracting states of the European Patent Convention, and as to which the JRC determines that at least one member of such genus meets the requirements of either Subsection 1.1(A)(1)(a) or 1.1(A)(1)(b) above, PROVIDED THAT such compound is synthesized and assayed [ * ];

  or

  (B) (1) is (a) identified to the JRC from the ARRIS library by ARRIS or from the MERCK library by MERCK, or (b) discovered or synthesized by or on behalf of ARRIS and/or MERCK, or an Affiliate of either of them pursuant to work conducted under this Agreement [ * ], or (c) acquired by ARRIS or MERCK, or an Affiliate of either of them, pursuant to work conducted under this Agreement prior to [ * ], and (2) is designated an Active Compound by the JRC by [ * ].

   Notwithstanding the provisions of Subsections 1.1(A) and (B) above, Active Compounds shall not include:

  (x) Any compound that meets the requirements for being an Active Compound as set forth above but that has not been determined to be or selected as a Program Compound by the later of: (i) [

                                      2

_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

      * ], or (ii) [ * ] by a party hereunder; or

       (y) Any compound marketed by MERCK or its Affiliates as of the Effective Date; or

       (z) Any compound for which MERCK as of the Effective Date is conducting human clinical trials or has filed an IND (which has not been abandoned or withdrawn), provided that such compound is not known as of the Effective Date to have human cathepsin K and/or L inhibitory activity.

1.2 "ARRIS Delta Technology" shall mean that specific technology, methods, techniques, materials, know-how, inventions, information and data described generally in a letter from ARRIS to MERCK of even date with this Agreement, all improvements to and inventions incorporating the ARRIS Delta Technology (but excluding (i) Active Compounds, (ii) any improved or modified Active Compounds which are themselves Active Compounds and (iii) those inventions which arise from the use by MERCK or its Affiliates or sublicensees of ARRIS Delta Technology to the extent permitted under Section 4.3 of this Agreement) made prior to [ * ], and the Patents owned or Controlled by ARRIS at any time covering the foregoing.

1.3 "Affiliate" shall mean (i) any corporation or business entity of which more than 50% of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by MERCK or ARRIS; or (ii) any corporation or business entity which, directly or indirectly, owns, controls or holds 50% (or the maximum ownership interest permitted by law) or more of the securities or other ownership interests representing the equity, the voting stock or, if applicable, the general partnership interest, of MERCK or ARRIS.

1.4 "ARRIS Know-How" shall mean all information, materials and technology, including without limitation methods, techniques, know-how, inventions, data, ARRIS Research Information, Technology and Improvements, to the extent (a) owned or Controlled by ARRIS or an ARRIS Affiliate at any time prior to [ * ], and (b) necessary or useful to the work MERCK shall perform in the Field pursuant to the Agreement, but excluding ARRIS Patents, Collaboration Patents, and ARRIS Delta Technology.

1.5 "ARRIS Patents" shall mean all Patents owned or Controlled by ARRIS that claim (a) Active Compounds, the manufacture or use of Active Compounds, or methods or materials used for discovering, identifying, or assaying for Active Compounds, or (b) to the extent not covered in subsection (a), any ARRIS Know-How or ARRIS Research Information, where such Patents cover inventions made prior to [ * ], but excluding the ARRIS Delta Technology.

                                     3


_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

1.6  "ARRIS Research Information" shall mean all Research Program
     Information and Inventions developed or invented solely by ARRIS (including by its employees, agents or consultants).

1.7 "Calendar Quarter" shall mean the respective periods of three consecutive calendar months ending on March 31, June
     30, September 30 and December 31.

1.8 "Calendar Year" shall mean each successive period of 12 months commencing on January 1 and ending on December 31.

1.9 "Combination Product" shall mean a Licensed Product which includes one or more active ingredients other than a Program
     Compound in combination with one or more Program Compounds.

1.10 "Collaboration Patents" shall mean all Patents that claim inventions in Research Program Information and Inventions that are invented jointly by ARRIS and MERCK (including by their respective employees, agents or consultants).

1.11 "Collaboration Research Information" shall mean all Research
     Program Information and Inventions developed or invented jointly by ARRIS and MERCK (including by their respective employees, agents or consultants).

1.12 "Control" shall mean, with respect to a compound, material, information or intellectual property right, possession by a party of a license with the right to sublicense existing as of the Effective Date or that is acquired during the term of this Agreement.

1.13 "Field" shall mean the discovery, identification, synthesis, assaying, manufacture, and research use of Active Compounds and the clinical development of Program Compounds and the manufacture, use, sale or importation of Licensed Products.

1.14 "First Commercial Sale" shall mean, with respect to any Licensed Product, the first sale by MERCK or its Affiliates or sublicensees to a third party intended for end use or consumption of such Licensed Product in a country after all required approvals, including marketing and pricing approvals, have been granted by the governing health authority of such country.

1.15 "Improvement" shall mean any enhancement in the manufacture, formulation, ingredients, preparation, presentation, means of delivery, dosage or packaging of Program Compound or Licensed Product.

1.16 "JRC" shall mean the Joint Research Committee described in
     Section 2.5 of this Agreement.

                                       4

_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

1.17 "Licensed Product" shall mean a preparation in final form for sale by prescription, over-the-counter or any other method for any and all uses, including, without limitation, in humans and/or animals and/or agriculture, and all other uses, which contains a Program Compound, including, without limitation, any Combination Product.

1.18 "MERCK Know-How" shall mean all information, materials, and technology, including without limitation methods, techniques, know-how, inventions, data, MERCK Research Information, Technology or Improvements, to the extent (a) owned or Controlled by MERCK or a MERCK Affiliate at any time prior to [ * ], and (b) in the reasonable opinion of MERCK necessary or useful to the work ARRIS shall perform in the Field pursuant to the Agreement, but excluding MERCK Patents, and Collaboration Patents.

1.19 "MERCK Research Information" shall mean all Research Program
     Information and Inventions developed or invented solely by MERCK (including by its employees, agents or consultants).

1.20 "MERCK Patents" shall mean all Patents owned or Controlled by MERCK that claim (a) Active Compounds, the manufacture or use of Active Compounds, or methods or materials used for discovering, identifying, or assaying for Active Compounds, or (b) to the extent not covered in subsection (a), any MERCK Know-How or MERCK Research Information, where such Patents cover inventions made prior to [ * ].

1.21 "Net Sales" shall mean [ * ] Licensed Product sold by MERCK, its Affiliates or sublicensees (which term does not include distributors) to the first independent third party after deducting, if not previously deducted, from the amount invoiced:

     (a)  trade and quantity discounts;

     (b) credits and allowances on account of returned or rejected products;

     (c) rebates, chargebacks and other amounts paid on sale or dispensing of Licensed Product;

     (d)  [  *  ];

     (e)  [  *  ]; and

                                       5

_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.

     (f) [ * ] used for [ * ] Licensed Product as it is sold, to the extent included within the gross invoice price of Licensed Product.

     With respect to sales of Combination Products, Net Sales shall be calculated on the basis of the invoice price of Licensed Product(s) containing the same weight of Program Compound sold without other active ingredients. If such Licensed Product is not sold without other active ingredients, Net Sales shall be calculated on the basis of [ * ] which shall be the [ * ] which shall be the [ * ], but in no event shall such [ * ] shall be determined [ * ] in accordance with [ * ].

1.22 "Patents" shall mean any and all issued patents and patent applications (which shall be deemed to include certificates of invention and applications for certificates of invention) and including all divisions, continuations, continuations-in-part, reissues, renewals, extensions, supplementary protection certificates or the like of any of the foregoing patents and patent applications and foreign equivalents thereof.

1.23 "Program Compound" shall mean

     (a)  an Active Compound that:

          (i)  has [  *  ] against human cathepsin K or L;

          (ii)      [  *  ];

          (iii) if a human cathepsin K inhibitor, has greater than [ * ]; or, if a human cathepsin L inhibitor, has greater than [ * ]; and

          (iv)      [  *  ];
     or


                                      6

_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

     (b)  any other Active Compound designated as a Program
          Compound by the JRC by the [  *  ]; or

     (c) any compound deemed to be a Program Compound as provided in Section 2.10(d) of this Agreement.

1.24 "Proprietary Information" shall mean all scientific, clinical, regulatory, marketing, financial and commercial information or data, whether communicated in writing, orally or by any other means, that is provided by one party to the other party in connection with this Agreement. Proprietary Information shall include, without limitation, MERCK Know-How, ARRIS Know-How and ARRIS Delta Technology.

1.25 "Research Program Information and Inventions" shall mean all discoveries, Improvements, processes, formulas, data, inventions, know-how and trade secrets, patentable or otherwise, developed or discovered under or arising from the parties' work, alone or jointly, under the Research Program.

1.26 "Research Program" shall mean the collaborative research effort between the parties as set forth in Article II of this Agreement and Attachment 2.1 hereto.

1.27 "Technology" shall mean all polynucleotides encoding human cathepsins, the expression vectors and systems containing the coding regions of the polynucleotides encoding the human cathepsins, various organisms (including, but not limited to, [ * ]) transformed with the polynucleotides encoding the human cathepsins and required for the production of recombinant human cathepsin polypeptides, protocols and biochemical expertise involved in the activation and purification of human cathepsins, [ * ], substrates, assays, non-reversible and reversible inhibitors of human cathepsins, and all additional know-how involved in the design of cathepsin inhibitors.

1.28 "Territory" shall mean all of the countries in the world.

1.29 "Valid Patent Claim" shall mean a claim of an issued and unexpired patent included within the ARRIS Patents, MERCK Patents or Collaboration Patents, which has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

                                      7


_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

                            ARTICLE II
                         RESEARCH PROGRAM

2.1 General. ARRIS and MERCK shall engage in the Research Program upon the terms and conditions set forth in this Agreement. The activities to be undertaken during the Research Program are set forth in Attachment 2.1 which may be amended from time to time upon the mutual written agreement of the authorized representatives of the parties.

2.2 Conduct of Research. ARRIS and MERCK each shall conduct the Research Program in good scientific manner, and in compliance in all material respects with all requirements of applicable laws, rules and regulations and all applicable good laboratory practices to attempt to achieve their objectives efficiently and expeditiously.

2.3 Use of Research Funding. ARRIS shall apply the research funding it receives from MERCK under this Agreement in accordance with the Research Program attached hereto as Attachment 2.1, as such may be amended from time to time upon the mutual written agreement of authorized representatives of the parties.

2.4 Exchange of Information. Upon execution of this Agreement, ARRIS shall disclose to MERCK in English and in writing all ARRIS Know-How not previously disclosed. During the term of this Agreement, ARRIS shall also promptly disclose to MERCK in English and in writing on an ongoing basis all ARRIS Know-How. MERCK shall promptly disclose to ARRIS during the term of this Agreement MERCK Know-How which MERCK determines, in its discretion, may be necessary or useful to ARRIS in the performance of the Research Program.

2.5 Joint Research Committee. The parties shall form a Joint Research Committee ("JRC") which shall be composed of three scientists from each party and chaired by MERCK. The JRC shall meet at least monthly during the Research Program Term to monitor and evaluate the progress of and direct the Research Program. The JRC may designate compounds as Active Compounds in accordance with Subsection 1.1(B) or Program Compounds in accordance with Subsection 1.23(b) during the period ending on [ * ]. Such meetings may be face-to-face or by teleconference or videoconference, except that there must be one face-to-face meeting approximately every three months at alternating sites. In the event of any unresolved differences between the parties with respect to issues that come before the JRC, [ * ].

2.6  Records and Reports.

     2.6.1 Records. ARRIS and MERCK each shall maintain records which shall be complete and accurate and shall

                                      8

_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________
     fully and properly reflect all work done and results achieved in the performance of the Research Program in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes.

2.6.2 Copies and Inspection of Records. MERCK shall have the right, during normal business hours and upon reasonable notice no more than [ * ], to inspect and copy all of the records of ARRIS referenced in Section 2.6.1, except that ARRIS need not disclose any data or information relating to compounds in ARRIS's library as of the Effective Date that do not meet the criteria in Subsection 1.1(A)(1). MERCK shall maintain such records and the information disclosed therein in confidence in accordance with Section 4.1. MERCK shall have the right to arrange for a reasonable number of its employees, agents and outside consultants to visit ARRIS at its offices and laboratories during normal business hours and upon reasonable notice, and to discuss the Research Program and its results in detail with the technical personnel and consultants of ARRIS. All inspections, copying and visits hereunder shall be conducted in a manner so as not to disrupt ARRIS's business or cause any disclosure of any other ARRIS confidential information.

2.6.3 Quarterly Reports. Within 30 days following the end of each Calendar Quarter during the term of this Agreement, ARRIS shall provide to MERCK a written progress report which shall describe the work performed to date on the Research Program, evaluate the work performed in relation to the goals of the Research Program and provide such other information required by the Research Program or reasonably requested by MERCK relating to the progress of the goals or performance of the Research Program. Upon request, ARRIS shall provide copies of the records described in Section 2.6.1. above (excluding the data and information excluded as set forth in Section 2.6.2).

2.7   Research Program Information and Inventions.  The Research
      Program Information and Inventions developed or invented under this Agreement shall be owned as follows:

      (a)  ARRIS Research Information shall be owned [  *  ];

      (b)  MERCK Research Information shall be owned [  *  ]; and

      (c)  Collaboration Research Information shall be owned
          [  *  ].

      Each party shall promptly disclose to the other the development, making, conception and reduction to practice of all Research Program Information and Inventions. ARRIS shall not be required to disclose to MERCK the invention or development of ARRIS Delta Technology except to the extent such inventions or developments relate directly to the Field.

2.8 Research Program Term. Except as otherwise provided herein, the term of the Research Program shall commence on the Effective Date and continue for a

                                      9

_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________
      period of two years (or three years if extended as provided below in this Section 2.8) (the "Research Program Term"), except that
      MERCK may terminate the Research Program and this Agreement in accordance with Section 8.2. The parties by mutual written agreement executed by authorized representatives may extend the Research Program Term for one additional year. Upon extension of the Research Program Term, if applicable, Attachment 2.1 setting forth the Research Program shall be amended in writing by mutual agreement.

2.9 ARRIS Delta Technology. As part of its efforts under the Research Program, ARRIS shall use all reasonable efforts to apply the ARRIS Delta Technology to the identification, discovery and synthesis of Active Compounds. The ARRIS Delta Technology shall remain proprietary to ARRIS. MERCK agrees not to make any use of the Delta Technology, except as may be permitted under Section 4.3 of this Agreement.
      The parties understand and agree, however, that incident to MERCK's research and development activities in collaboration with ARRIS under the Research Program, MERCK and/or its Affiliates (including their respective employees or agents) may make inventions or developments relating to or based upon the ARRIS Delta Technology. MERCK hereby assigns to ARRIS all improvements to and inventions incorporating the ARRIS Delta Technology (excluding (i) Active Compounds, (ii) any improved or modified Active Compounds which are themselves Active Compounds and (iii) those inventions which arise from the use of ARRIS Delta Technology by MERCK or its Affiliates or sublicensees as may be permitted under Section
      4.3 of this Agreement) made during the Agreement.

2.10 Rights to Compounds. The parties contemplate that each of them will make compounds from its library available for testing for purposes of this Agreement and that additional compounds may be invented and/or synthesized in the course of the Research Program. In respect of such compounds, the parties agree as follows:

      (a) Pre-existing compounds which are tested in the Research Program and are determined, under the provisions of Section 1.1, not to be Active Compounds shall revert to the party which made such compound available, without any restriction under this Agreement.

      (b) Compounds which are invented in the course of the Research Program shall be owned [ * ] each such compound, with compounds which are invented jointly by the parties [ * ], and all such compounds that are determined under the provisions of Section 1.1 not to be Active Compounds shall [ * ] such compounds,
          [  *  ] under this Agreement.

     (c) Active Compounds shall not be subject to clinical development (but shall be available for pre-clinical investigation) by either party except pursuant to the terms of this Agreement unless and until such Active

                                     10

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* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

          Compound is released from this Agreement. Active Compounds shall be released from this Agreement if such Active Compound is not determined to be or designated as a Program Compound under the provisions of Section 1.23 by the later of: (i) [ * ], or (ii) [ * ] such Active Compound was first synthesized by a party hereunder. Rights in Active Compounds which are released from this Agreement shall be determined in accordance with subsections
          (a) and (b) above.

     (d) Neither party shall develop or market any compound that at any time during the periods specified in Section 1.1 met the definition of Active Compound under Section 1.1, even if such compound later was released from the terms of this Agreement as provided in subsection (c) above and subsection (x) of Section 1.1, except pursuant to the terms of this Agreement if such compound is developed for its inhibition of cathepsin K or L. Any such compound developed shall be deemed a Program Compound for all purposes hereunder.

     (e) Program Compounds shall be developed and marketed only in accordance with the terms of this Agreement.

     (f) No implied license under patent rights is granted under this Section 2.10.

                           ARTICLE III
            LICENSE; DEVELOPMENT AND COMMERCIALIZATION

3.1  Research License Grants.

     (a) Upon the terms and conditions set forth herein, ARRIS hereby grants MERCK the sole license under the ARRIS Know-How and the ARRIS Patents solely as necessary to conduct the discovery, research and development of Active Compounds under this Agreement. The foregoing license may be sublicensed to MERCK Affiliates and, with the consent of the parties, to third party sublicensees.

     (b) Upon the terms and conditions set forth herein, MERCK hereby grants ARRIS the sole license under the MERCK Know-How and the MERCK Patents solely as necessary to conduct the discovery, research and development of Active Compounds under this Agreement.

     (c) As used in Subsections 3.1(a) and (b) above, the phrase "sole license" shall mean that the licensor has not granted and shall not grant to any third party during the term of this Agreement the license rights granted to the licensee in the applicable Subsection.

                                     11

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* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

3.2 Commercialization License. Upon the terms and conditions set forth herein, ARRIS hereby grants MERCK the exclusive license under the ARRIS Know-How and the ARRIS Patents and ARRIS' interest in the Collaboration Research Information and the Collaboration Patents solely to develop, make, have made, use, import and sell Program Compounds and Licensed Products in the Territory. The foregoing license may be sublicensed to MERCK Affiliates and third party sublicensees.

3.3 Development and Commercialization. MERCK shall use [ * ] in developing and commercializing [ * ] pharmaceutical products, at its own expense, to develop and commercialize a Licensed Product in such countries in the Territory [ * ].

3.4 Exclusivity in Field. ARRIS and MERCK each covenant to the other that during the period commencing on the Effective Date and continuing until [ * ], it will conduct no activity concerning discovering, identifying, researching or developing compounds which meet the criteria of Subsection 1.1(A)(1) except pursuant to this Agreement (provided that the foregoing shall not prevent a party or its Affiliates from conducting pre-clinical investigations on such compounds for uses outside of their inhibition of cathepsin K or cathepsin L). The foregoing shall not be interpreted to limit the other obligations under this Agreement, including without limitation those under Sections 2.9 and
     2.10 and Article IV.

                            ARTICLE IV
                 CONFIDENTIALITY AND PUBLICATION

4.1 Nondisclosure Obligations. All Proprietary Information disclosed by one party to the other hereunder shall be maintained in confidence by the receiving party and shall not be disclosed to any non-party or used for any purpose except as expressly permitted herein without the prior written consent of the other party to this Agreement, except that the foregoing shall not apply to the extent provided in
     Section 4.3 below.

4.2  Restriction on ARRIS Delta Technology.  MERCK agrees
     [ * ] not to disclose ARRIS Delta Technology to any of its employees except to those MERCK employees who reasonably require same for the purposes of this Agreement and who have been apprised of the confidential nature of such disclosure.

4.3 Exceptions. The non-use and non-disclosure obligations of Sections 4.1 and 4.2 shall not apply to the extent that the Proprietary Information:

     (a) is known by the receiving party at the time of its receipt, and not through a prior disclosure by the disclosing party, as documented by business records;

                                     12

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* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

     (b)  is properly in the public domain;

     (c) is subsequently disclosed to the receiving party by a third party who may lawfully do so and is not under an obligation of confidentiality to the disclosing party;
          or

     (d) is developed by the receiving party independently of Proprietary Information received from the disclosing party.

4.4  Permitted Disclosure of Proprietary Information.
     Notwithstanding Section 4.1, a party receiving Proprietary
     Information of the other party may disclose such Proprietary
     Information:

     (a) to governmental or other regulatory agencies in order to gain approval to conduct clinical trials or to market Licensed Product, but such disclosure may be only to the extent reasonably necessary to obtain such authorizations;

     (b) by MERCK to its permitted sublicensees, agents, consultants, Affiliates and/or other third parties to the extent necessary for the research and development, manufacturing and/or marketing of the Licensed Product (or for such parties to determine their interest in performing such activities) in accordance with this Agreement on the condition that such third parties agree to be bound by the confidentiality obligations contained within this Agreement, PROVIDED the term of confidentiality for such third parties shall be no less than[ * ], or

     (c) if required to be disclosed by law or court order, provided that notice is promptly delivered to the other party in order to provide an opportunity to challenge or limit the disclosure obligations.

     (d)  Notwithstanding the foregoing, [  *  ].

4.5 Publication. MERCK and ARRIS each acknowledge the other's interest in publishing its results to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secret information. Consequently, either party, its employees, agents or consultants wishing to make such a publication shall deliver to the other party a copy of the proposed written publication or an outline of an oral disclosure at least
     [ * ] prior to submission for publication or presentation. The reviewing party shall have the right (a) to propose modifications to the publication for patent reasons, trade secret reasons or business reasons or (b) to request a reasonable delay in publication or presentation in order to protect know-how and patentable information.

                                      13

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* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

     If the reviewing party requests a delay, the publishing party shall delay submission or presentation for [ * ] after the filing of the initial patent application to enable patent applications protecting each party's rights in such information to be filed in accordance with Article VII below. Upon expiration of such [ * ], the publishing party shall be free to proceed with the publication or presentation. If the reviewing party requests modifications to the publication, the publishing party shall edit such publication to prevent disclosure of trade secret or proprietary business information prior to submission of the publication or presentation.

4.6 Press Releases. Each party shall have the right to make public announcements concerning this Agreement or the subject matter hereof, provided that the other party shall have reasonable opportunity and the right to approve the content of such announcement prior to its being made, which approval shall not be delayed or unreasonably withheld. MERCK shall have reasonable opportunity and the right to review all filings describing the terms of this Agreement, prior to their submittal by ARRIS to the SEC, including all proposed redacted copies of this Agreement. ARRIS shall give due respect to any reasonable and timely request by MERCK with respect thereto, including confidential treatment of selected portions of this Agreement.

                            ARTICLE V
                 PAYMENTS; ROYALTIES AND REPORTS

5.1 Commitment Fee. In consideration of ARRIS's commitment to perform its obligations under the Research Program and for access to the ARRIS Know-How granted hereunder, MERCK shall pay ARRIS a non-refundable commitment fee of [ * ] upon execution of this Agreement by both parties.

5.2 Research Program Funding. In consideration for ARRIS's performance of its obligations under the Research Program, and subject to the terms and conditions contained herein, MERCK shall pay ARRIS:

     (a) For the First Year of the Research Program Term: an amount equal to [ * ] (representing [ * ] per Full Time Equivalent ("FTE") for [ * ]), payable in four equal quarterly installments of [ * ] each. The first such quarterly installment of [ * ] shall be due upon execution of this Agreement by both parties. The remaining three such quarterly installments of
          [ * ] each shall be due on the first day of the respective three month period, i.e., on February 1,
          1997, May 1, 1997 and August 1, 1997.   Should the
          parties agree to amend the Research Program to require [ * ] additional FTEs during the First Year, the additional payment for such FTE(s) shall equal [ * ] per FTE.

                                       14

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* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

     (b) For the Second Year of the Research Program Term: an amount equal to [ * ] (representing [ * ] per FTE for [ * ]), payable in four quarterly installments of [ * ] each. Such quarterly installments shall be due on the first day of the respective three month period, i.e., on November 1, 1997, February 1, 1998, May 1,
          1998 and August 1, 1998.   If the JRC determines to
          accelerate the Research Program during the Second Year by requiring up to as many as [ * ] during the Second Year, the parties shall amend the Research Program accordingly and the additional payment for such FTE(s) shall equal [ * ] per FTE.

     (c) For any Third Year of the Research Program Term: If the Research Program Term is extended for a Third Year as set forth in Section 2.8 above, payments for such Third Year shall equal [ * ] per required FTE.

5.3  Milestone Payments.   Subject to the terms and conditions of
     this Agreement, MERCK shall pay to ARRIS the following milestone payments:

     (a) [ * ] upon [ * ] set forth in Section [ * ] of this Agreement;

     (b)  [  *  ] upon [  *  ]of a [  *  ];

     (c) [ * ] upon [ * ] of a Program Compound for [ * ] as defined by MERCK;

     (d)  [  *  ] upon [  *  ] of [  *  ] using a Program
          Compound;

     (e)  [  *  ] upon [  *  ] of [  *  ] using a Program
     Compound;

     (f)  [  *  ] upon [  *  ] a Licensed Product for [  *  ];

     (g)  [  *  ] upon [  *  ] a Licensed Product in the [  *  ].

     ARRIS shall notify MERCK in writing within [ * ] upon the achievement of the milestone described in (b) above, and MERCK shall pay ARRIS the appropriate milestone payment within [ * ] of its receipt of such notice. MERCK shall notify ARRIS in writing within [ * ] upon the achievement of

                                     15

_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________
      each milestone described in (a) and (c) through (g) above, and upon such notice shall pay ARRIS the appropriate milestone payment.

      The milestone payments described in (a) through (c) above shall be payable only upon the initial achievement of such milestone and no amounts shall be due hereunder for subsequent or repeated achievement of such milestone.

      The milestone payments described in (d) through (g) above shall be payable only upon the achievement of each such milestone for the [ * ] a particular milestone event. Notwithstanding the foregoing, if a Program Compound is approved and marketed as a Licensed Product, and MERCK elects to develop or to continue developing, e.g., as a second generation product, another Program Compound (which does not contain the same Program Compound or any salt form, different formulation, or stereo-isomer thereof as such Licensed Product) as a Licensed Product, MERCK shall make the required payment for [ * ] described in [ * ] any such [ * ], which shall include payment of all milestone payments described in [ * ] that were [ * ] of such Licensed Product.

      [ * ] of each milestone payment made for the achievement of a milestone described in (f) and (g) as set forth above [ * ] for the Program Compound for which such milestone was paid; PROVIDED, HOWEVER, that the [ * ] for such Program Compound [ * ] in such year.

5.4   Royalties.

5.4.1 Royalties Payable By MERCK. Subject to the terms and conditions of this Agreement, MERCK shall pay to ARRIS royalties during each Calendar Year on a country-by-country basis:

      (a)  if the Licensed Product is covered by a Valid Patent
           Claim in the country of sale, then:

          (i) an amount equal to [ * ] of the Net Sales of such Licensed Products in such countries, until the total annual Net Sales of Licensed Products by MERCK, its Affiliates or sublicensees equals [ * ];

          (ii) for that amount of annual Net Sales of Licensed
               Products by MERCK, its Affiliates or sublicensees greater than [ * ] and less than or equal to [ * ], an amount equal to [ * ]

                                   16

_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________
                    of such Net Sales in such countries; and

          (iii)     for that amount of annual Net Sales of
               Licensed Products by MERCK, its Affiliates or sublicensees greater than [ * ], an amount equal to [ * ] of such Net Sales in such countries; or

     (b) for sales in countries other than those covered in Subsection 5.4.1(a) above:

          (i) an amount equal to [ * ] of the Net Sales of such Licensed Products in such countries, until the total annual Net Sales of Licensed Products by MERCK, its Affiliates or sublicensees equals
               [  *  ];

          (ii) for that amount of annual Net Sales of Licensed Products by MERCK, its Affiliates or sublicensees greater than [ * ] and less than or equal to [ * ], an amount equal to [ * ] of such Net Sales in such countries; and

         (iii) for that amount of annual Net Sales of Licensed Products by MERCK, its Affiliates or sublicensees greater than [ * ], an amount equal to [ * ] of such Net Sales in such countries.

     Royalties on each Licensed Product at the rates set forth above shall be effective as of the date of First Commercial Sale of Licensed Product in a country and shall continue until either (i) the expiration of the last applicable patent on such Licensed Product in such country in the case of sales under Subsection 5.4.1(a) above or (ii) until the [ * ] in such country in the case of sales of Licensed Product under Subsection 5.4.1(b) above, in each case subject to the following conditions:

     (x) that only one royalty shall be due with respect to the same unit of Licensed Product;

     (y) that no royalties shall be due upon the sale or other transfer among MERCK, its Affiliates or sublicensees, but in such cases the royalty shall be due and calculated upon MERCK's or its Affiliate's or its sublicensee's Net Sales to the first independent third party; and

     (z) no royalties shall accrue on the disposition without charge of Licensed Product in reasonable quantities by MERCK, its Affiliates or its sublicensees as samples
                    (promotion or otherwise) or as donations (for


                                     17

_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________
          example, to non-profit institutions or government agencies for a non-commercial purpose).

5.4.2 Managed Pharmaceutical Contracts. MERCK may sell Licensed Products to an independent third party (such as a retailer or wholesaler) and may subsequently perform services relating to Licensed Products and other products under a managed pharmaceutical benefits contract or other similar contract. In such cases, Net Sales shall be based [ * ] in Section 1.21, [ * ] receive compensation arising from the performance of such services.

5.4.3 Change in Sales Practices. The parties acknowledge that during the term of this Agreement, MERCK's sales practices for the marketing and distribution of Licensed Product may change to the extent to which the calculation of the payment for royalties on Net Sales may become impractical or even impossible. In such event the parties agree to meet and discuss in good faith new ways of compensating ARRIS to the extent currently contemplated under Section 5.4.1.

5.4.4 Bulk Compound. In a country other than a Major Market Country (which shall be for purposes of this Section the United States, the United Kingdom, France, Canada, Germany, Japan, Italy and Spain) in those cases where MERCK sells bulk Program Compound to a third party other than a sublicensee rather than Licensed Product in packaged form, and is unable to determine Net Sales, the royalty obligations of this Article V shall be [ * ].

5.4.5 Compulsory Licenses. If a compulsory license is granted with respect to Licensed Product in any country in the Territory with a royalty rate lower than the royalty rate provided by Section 5.4.1., then the royalty rate to be paid by MERCK on Net Sales in that country under Section 5.4.1 shall be [ * ].

5.4.6 Third Party Licenses. If one or more patent licenses from a third party or parties are required by MERCK, its Affiliates and/or sublicensees to develop, make, have made, use, sell or import Compound or Licensed Product in a particular country ("Third Party Patent License(s)"), any royalties actually paid by MERCK under such Third Party Patent License(s) with respect to sale of such Licensed Product in such country based on rates [ * ] the rates to be paid ARRIS under Section 5.4.1(a) with respect to such sales, shall be credited against the royalty payments to be paid ARRIS by MERCK with respect to the sale of such Licensed Products in such country; PROVIDED, HOWEVER, that the royalties payable to ARRIS in any given year shall not be reduced by more than [ * ] in such year.

5.5 Reports; Payment of Royalty. Following the First Commercial Sale of a Licensed Product and during the term of the Agreement, MERCK shall furnish

                                     18

_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________
     to ARRIS a quarterly written report for the Calendar Quarter showing the sales of all Licensed Products subject to royalty payments sold by MERCK, its Affiliates and its sublicensees in the Territory during the reporting period and the royalties payable under this Agreement. Reports shall be due on the [ * ] following the close of each Calendar Quarter. Royalties that have accrued in a particular Calendar Quarter shall be due and payable on the date such royalty report is due. MERCK shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined.

5.6  Audits.

     (a) Upon the written request of ARRIS and not more than once in each Calendar Year, MERCK shall permit an independent certified public accounting firm of nationally recognized standing selected by ARRIS and reasonably acceptable to MERCK, at ARRIS's expense, to have access during normal business hours to such of the records of MERCK as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any Calendar Year ending not more than [ * ] prior to the date of such request. The accounting firm shall disclose to ARRIS only whether the royalty reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to ARRIS.

     (b) If such accounting firm correctly concludes that additional royalties were owed during such period, MERCK shall pay [ * ] of the date ARRIS delivers to MERCK such accounting firm's written report so correctly concluding.

     (c) MERCK shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the sublicensee to make reports to MERCK, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by ARRIS's independent accountant to the same extent required of MERCK under this Agreement. Upon the expiration of [ * ] following the end of any Calendar Year, the calculation of royalties payable with respect to such Calendar Year shall be binding and conclusive upon ARRIS, and MERCK and its sublicensees shall be released from any liability or accountability with respect to royalties for such Calendar Year.

     (d) ARRIS shall treat all information subject to review under this Section 5.6 or under any sublicense agreement in accordance with the confidentiality provisions of Article IV of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with MERCK obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement.


                                     19
_______________________________________________________________________________
* Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exhange Act of 1934, as amended.
_______________________________________________________________________________

5.7 Payment Exchange Rate. All payments to be made by MERCK to ARRIS under this Agreement shall be made in United States dollars and may be paid by check made to the order of ARRIS or bank wire transfer in immediately available funds to such bank account in the United States designated in writing by ARRIS from time to time. In the case of sales outside the United States, the rate of exchange to be used in computing the amount of currency equivalent in United States dollars due ARRIS shall be the rate of exchange used by MERCK in its worldwide accounting system, prevailing on the fourth to the last MERCK business day of the Calendar Quarter during which such sales were made, which shall be generally reflective of then prevailing actual currency exchange rates.

5.8 Income Tax Withholding. If laws, rules or regulations require withholding of income taxes or other taxes imposed upon payments set forth in this Article V, MERCK shall make such withholding payments as required and subtract such withholding payments from the payments set forth in this
     Article V. MERCK shall submit appropriate proof of payment of the withholding taxes to ARRIS within a reasonable period of time.

                            ARTICLE VI
                  REPRESENTATIONS AND WARRANTIES

6.1 Arris Representations and Warranties. ARRIS represents and warrants to MERCK that as of the date of this Agreement:

     (a) to the best of ARRIS's knowledge, the ARRIS Patents and ARRIS Know-How existing as of the Effective Date are subsisting and are not invalid or unenforceable, in whole or in part;

     (b) it has the full right, power and authority to enter into this Agreement, to perform the Research Program and to grant the licenses granted under Article III hereof;

     (c) to the best of ARRIS's knowledge, the ARRIS Patents, ARRIS Know-How and ARRIS Delta Technology practiced as permitted herein do not infringe on any intellectual property rights owned by any third party, and do not result from a misappropriation by ARRIS of any property owned by any third party;

     (d) there are no claims, judgments or settlements against or owed by ARRIS or pending or threatened claims or litigation relating to the ARRIS Patents, ARRIS
          Know-How and ARRIS Delta Technology;

     (e) it has disclosed to MERCK all relevant information regarding the ARRIS Patents and ARRIS Know-How reasonably relating to activities under this Agreement;

                                       20
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     (f) that during the course of the Research Program, ARRIS will not knowingly infringe any valid patents; and

     (g)  [  *  ] of the Effective Date of this Agreement and
          [  *  ] hereunder was [  *  ].

6.2 Merck Representations and Warranties. MERCK represents and warrants to ARRIS that as of the date of this Agreement it has the full right, power and authority to enter into this Agreement, to perform the Research Program and to grant the licenses granted under Section 3.1(b) hereof.

                           ARTICLE VII
                          PATENT MATTERS


7.1  Filing, Prosecution and Maintenance of Patents.

     (a) Each party agrees at its expense to file, prosecute and maintain in the Territory, upon appropriate consultation with the other party, United States patent applications relating to the Research Program Information and Inventions owned in whole or in part by such party, and, with respect to ARRIS, the inventions in the ARRIS Patents licensed to MERCK under this Agreement; PROVIDED, HOWEVER, with respect to Collaboration Research Information, [ * ] obligation to file, prosecute, and maintain at its expense the United States patent applications for such inventions and [ * ] fully and shall cause its employees to cooperate fully on the filing and prosecution of such patents. In each case, the filing party shall give the non-filing party an opportunity to review the text of the application before filing, shall consult with the non-filing party with respect thereto, and shall supply the non-filing party with a copy of the application as filed, together with notice of its filing date and serial number. Each party shall keep the other advised of the status of the actual and prospective patent filings and upon the request of the other party, provide advance copies of any papers related to the filing, prosecution and maintenance of such patent filings. Each party promptly shall give notice to the other of the grant, lapse, revocation, surrender, invalidation or abandonment of any Patents for which the party is responsible hereunder for the filing, prosecution and maintenance.

     (b) Each party agrees to file, within one year of the filing date of any patent application it files pursuant to Subsection 7.1(a), a counterpart International Application under the PCT designating all member countries and any additional counterpart national patent applications in non-PCT member states so requested by the other party and to maintain and/or prosecute such applications. [ * ] for the [ * ] pursuant to this Subsection 7.1(b). The costs and expenses relating to filing, prosecuting and/or maintaining all national patent applications in non-PCT member countries and all national patent applications arising from the National


                                       21

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BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          Stage of any PCT patent applications filed pursuant to this Subsection 7.1(b) [ * ]. For Collaboration Patents, MERCK shall file any United States non-provisional and PCT patent applications and bear all costs and expenses related to such filings.

     (c) Each party agrees to be responsible for maintaining through the end of its term each patent issuing from any patent application it files pursuant to Subsections 7.1(a) and (b). [ * ] for the [ * ] of each United States patent issuing from any patent application it files pursuant to Subsection 7.1(a). The costs and expenses relating to the maintenance of each patent issuing from any patent application filed pursuant to Subsection 7.1(b) shall be [ * ].

     (d) Notwithstanding the foregoing, ARRIS shall have the first right to file and prosecute all patent applications claiming Active Compounds identified, designed or developed using or based upon the ARRIS Delta Technology. Such applications shall be reviewed by MERCK prior to filing. All such patent prosecution efforts shall be paid for as provided in Subsections 7.1(a) through (c) above.

7.2  Right to Prosecute and Maintain Patents.

     (a) Each party shall give timely notice to the other of its decision to forego filing of any patent application required under Section 7.1 or to cease prosecution and/or maintenance of such applications or patents and, in such case, shall permit the other party, [ * ], to continue prosecution or maintenance [ * ]. If the other party elects to continue prosecution or maintenance, or to file based on such party's election not to file pursuant to Section 7.1 above, such notifying party shall execute such documents and perform such acts [ * ] as may be reasonably necessary to permit the other party to continue such prosecution or maintenance. Any patents or patent applications so prosecuted or maintained shall be assigned to such other party.

     (b) Notwithstanding any provisions of this Agreement, either party, upon appropriate consultation with and assent by the other party, may forego or postpone the filing of any patent applications required under
          Section 7.1 of this Agreement or may terminate the prosecution and/or maintenance or have the other party take responsibility for filing, prosecuting and/or maintaining any patent applications or other Patents


                                       22

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          required, filed or perfected under or pursuant to Section 7.1 without any loss of rights granted or provided for under this Agreement.

7.3  Interference, Opposition, Reexamination and Reissue.

     (a) Each party, within ten days of learning of such event, shall inform the other party of any request for, or filing or declaration of, any interference, opposition, or reexamination relating to the ARRIS Patents or Collaboration Patents. MERCK and ARRIS thereafter shall consult and cooperate fully to determine a course of action with respect to any such proceeding. MERCK shall have the right to review and approve any submission to be made in connection with such proceeding.

     (b) ARRIS shall not institute any opposition, reexamination, or reissue proceeding relating to the ARRIS Patents or Collaboration Patents without the prior written consent of MERCK, which consent shall not unreasonably be withheld.

     (c) In connection with any interference, opposition, reissue, or reexamination proceeding relating to the ARRIS Patents or Collaboration Patents, MERCK and ARRIS will cooperate fully and will provide each other with any information or assistance that either reasonably may request. ARRIS shall keep MERCK informed of developments in any such action or proceeding, including, to the extent permissible, the status of any settlement negotiations and the terms of any offer related thereto.

     (d) Each party [ * ] proceeding relating to any patent application it files pursuant to Subsection 7.1(a) or patent issuing therefrom. The parties shall [ * ] any interference, opposition, reexamination or reissue proceeding relating to any patent application filed under Subsection 7.1(b) or patent issuing therefrom.

7.4  Enforcement and Defense.

     (a) Each party shall give the other notice of either (x) any infringement of ARRIS Patents or Collaboration Patents in the Field, or (y) any misappropriation or misuse of ARRIS Know-How, that may come to ARRIS's attention. MERCK and ARRIS thereafter shall consult and cooperate fully to determine a course of action including, without limitation, the commencement of legal action by either or both of MERCK and ARRIS, to terminate any infringement of such patent rights in the Field or any misappropriation or misuse of ARRIS Know-How in the Field. However, ARRIS, upon notice to MERCK, shall have the first right to initiate and prosecute such legal action [ * ] in the name of ARRIS (and, if appropriate, MERCK), or to control the defense of


                                       23

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          any declaratory judgment action relating to ARRIS Patents, Collaboration Patents or ARRIS Know-How. ARRIS promptly shall inform MERCK if it elects not to exercise such first right, and if such infringement or misuse materially adversely affects MERCK's efforts under this Agreement, MERCK thereafter shall have the right either to initiate and prosecute such action or to control the defense of such declaratory judgment action in the name of MERCK and, if necessary, ARRIS.

     (b) If ARRIS elects not to initiate and prosecute an action as provided in Subsection 7.4(a), and, due to material adverse effect on MERCK, MERCK has the right and chose to prosecute an action, the cost of any agreed-upon course of action to terminate infringement of ARRIS Patents or Collaboration Patents, misappropriation or misuse of ARRIS Know-How, including the costs of any legal action commenced or the defense of any declaratory judgment, [ * ]. Any proceeds from such action [ * ] will be [ * ].

     (c) For any action to terminate any infringement of ARRIS Patents or Collaboration Patents or any misappropriation or misuse of ARRIS Know-How, in the event that either MERCK or ARRIS is unable to initiate or prosecute such action solely in its own name as provided herein, the other party will join such action voluntarily and will execute and cause its Affiliates under its control to execute all documents necessary for the party seeking to initiate litigation to prosecute and maintain such action. In connection with any such action, MERCK and ARRIS will cooperate fully and will provide each other with any information or assistance that either reasonably may request. Each party shall keep the other informed of developments in any such action or proceeding, including, to the extent permissible by law, the status of any settlement negotiations and the terms of any offer related thereto.

     (d) Any recovery obtained by either or both MERCK and ARRIS, in connection with or as a result of any action contemplated by this Section 7.4 to terminate an infringement or misuse where such infringement or misuse materially adversely affects MERCK's efforts under the Agreement, whether by settlement or otherwise, shall be shared in order as follows:

          (i)  [  *  ] for such action, then [  *  ];

          (ii) if [  *  ], then any proceeds shall be [  *  ].


                                       24

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     (e) ARRIS shall inform MERCK of any certification regarding any ARRIS Patents it has received pursuant to either 21 U.S.C. Sections 355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV)
          or under [ * ] and shall provide MERCK with a copy of such certification within five days of receipt.
          ARRIS's and MERCK's rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in Subsections 7.4(a) through (d) hereof; PROVIDED, HOWEVER, that ARRIS shall exercise its first right to initiate and prosecute any action and shall inform MERCK of such decision within ten days of receipt of the certification, after which time MERCK shall have the right to initiate and prosecute such action.

     (f) For any action for which the parties are [ * ] which is [ * ] shall control the action. If the parties are [ * ] shall control the action.

7.5 Patent Term Restoration. The parties shall cooperate in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to ARRIS Patents. If elections with respect to obtaining such patent term restoration are to be made, [ * ] shall have the right to make the election and [ * ] shall abide by such election.

                           ARTICLE VIII
                       TERM AND TERMINATION

8.1 Term and Expiration. This Agreement shall be effective as of the Effective Date and, unless terminated earlier under Sections 8.2 or 8.3 below, shall continue in effect until expiration of all royalty obligations hereunder. Upon expiration of this Agreement due to expiration of all royalty obligations hereunder, MERCK's licenses pursuant to
     Section 3.1 shall become fully paid-up, perpetual licenses.

8.2  Termination by MERCK.  Notwithstanding anything to the
     --------------------
     contrary herein, MERCK shall have the right to terminate this Agreement

     (a) at any time after the end of the Research Program Term for any reason by giving [ * ] advance written notice to ARRIS; or

     (b) during the Research Program Term, upon [ * ] written notice, solely in the event that MERCK in its reasonable judgment exercised in good faith determines that

          (i)  the parties have demonstrated, [  *  ]

                                       25


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1934, AS AMENDED.

          , or

          (ii)      [  *  ].

          [ * ] under Subsection 8.2 (b)(i) above is one that would demonstrate that [ * ].

     In the event of termination under this Section 8.2,

           (i) the rights and obligations hereunder, including any payment obligations not due or accrued as of the termination date, shall terminate, and

          (ii) MERCK shall have [ * ] for all internal research purposes excluding inhibition of cathepsin K or L, and

         (iii) To the extent not previously disclosed under
               Section 2.7, upon termination of this Agreement pursuant to this Section 8.2, MERCK shall disclose to ARRIS the development, making, conception and reduction to practice of all Research Program Information and Inventions as of the effective date of such termination. ARRIS shall have the option to obtain an exclusive license under MERCK's interest in the Research Program Information and Inventions and the Collaboration Patents solely for use in discovering, developing, making, using, importing and selling inhibitors of cathepsin K and L, and an exclusive license under the MERCK Patents solely for use in discovering, developing, making, using, importing and selling inhibitors of cathepsin K and L pursuant to a license agreement to be negotiated in good faith by the parties promptly after the exercise of such option. ARRIS shall have the right to exercise such option within a [ * ] of the effective date of termination of this Agreement under this
               Section 8.2, after which period such option shall expire if unexercised. Such license agreement shall contain at least the following terms: (a) that ARRIS [ * ] to be [ * ] (b) that ARRIS shall not [ * ]; (c) that ARRIS shall not [ * ]


                                       26


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               [  *  ]; (d) that ARRIS shall not [  *  ]; (e) that ARRIS shall
               [ * ] with respect to [ * ] having [ * ]; (f) that ARRIS shall [ * ] of the license agreement; (g) that ARRIS shall [ * ] of the [ * ] with respect to [ * ] under the license;
               (h) that ARRIS shall [ * ] as follows: (i) with respect to [ * ] and are [ * ] of this Agreement on the terms set forth in [ * ], and (ii) [ * ] with respect to [ * ] which are commercialized by ARRIS under the license; and (i) [ * ] to any [ * ] as of the Effective Date. Such license agreement also shall contain such other commercially reasonable terms as typically are in license agreements. Upon exercise by ARRIS of such option, MERCK and ARRIS promptly thereafter shall negotiate in good faith and enter into such license agreement.

8.3  Termination.

8.3.1 Termination for Cause. This Agreement may be terminated by notice by either party at any time during the term of this
     Agreement:

     (a) if the other party is in breach of its material obligations hereunder by causes and reasons within its control and has not cured such breach within [ * ] after receipt of a letter requesting such cure; or

     (b) in the event ARRIS materially breaches its obligations during the Research Program Term, and fails to cure such breach within [ * ] after notice of such breach, then MERCK may, in lieu of termination under Subsection 8.3.1(a) above, terminate the Research Program, the research license granted to ARRIS under Subsection
          3.1(b) and all of MERCK's obligations to fund any further research hereunder, PROVIDED, HOWEVER that all other rights and obligations of MERCK and ARRIS hereunder shall be preserved, including without limitation, the licenses




                                       27


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BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          retained by MERCK under Subsection 3.1(a) and Section 3.2 of this Agreement.

     (c) In the event ARRIS materially breaches its obligations at any time during the term of this Agreement and MERCK either notifies ARRIS of the termination of this Agreement under Section 8.3.1(a) or initiates arbitration against ARRIS for breach of this Agreement, or both, any [ * ] may be [ * ] of this Agreement
          [  *  ].

8.3.2 Effect of Termination for Bankruptcy.

     If this Agreement is terminated by ARRIS or its appointed trustee based on bankruptcy, all rights and licenses granted under or pursuant to this Agreement by ARRIS to MERCK are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(52) of the Bankruptcy Code. The parties agree that MERCK, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against ARRIS under the Bankruptcy Code, MERCK shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property upon written request therefore by MERCK. Such intellectual property and all embodiments thereof promptly shall be delivered to MERCK
     (i) upon any such commencement of a bankruptcy proceeding upon written request therefore by MERCK, unless ARRIS elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of ARRIS upon written request therefore by MERCK.

8.4 Effect of Expiration or Termination. Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination, and the provisions of Sections 2.6, 2.7, 2.9, 2.10, Sections 3.1 and 3.2 to the extent provided in Article VIII, 5.6, and Articles I, IV, VII, VIII and IX shall survive the termination or expiration of the Agreement, with
     Article IV continuing in effect for [ * ] thereafter. Any expiration or early termination of this Agreement shall be without prejudice to the rights of either party against the other accrued or accruing under this Agreement prior to termination, including, without limitation, the obligation to pay royalties for Licensed Products or Program Compound sold prior to such termination.



                                       28

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                           ARTICLE IX
                          MISCELLANEOUS

9.1 Force Majeure. Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party including, but not limited to, fire, floods, mudslides, earthquakes, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party. The affected party shall notify the other party of such force majeure circumstances as soon as reasonably practical.

9.2 Excused Performance. The obligation of MERCK with respect to any Licensed Product under Section 3.3 is expressly conditioned upon [ * ] relating to the [ * ]. The obligation of MERCK to develop or market any such Licensed Product shall be delayed or suspended so long as [ * ]. All judgments as to [ * ] shall be made by [ * ].

9.3 Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon each party and its successors and permitted assigns. Except as otherwise provided in Subsections 9.3(a) and (b), neither party shall, directly or indirectly, assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party. Without limiting the generality of the foregoing, a merger, acquisition or change of control of a party hereto shall be deemed to be an assignment. As used in this Section 9.3, change of control shall mean a transaction pursuant to which a person or group acting in concert, other than the currently controlling person or group, immediately after such transaction shall effectively control election of directors, but shall not include changes in the identity of owners of a party's publicly held stock not involving any stock owner achieving ownership of more than [ * ] of a party's publicly held stock entitled to vote for the election of directors.

     (a) Notwithstanding the foregoing, MERCK may, without consent, assign this Agreement and its rights and obligations hereunder to an Affiliate or in connection with the transfer or sale of all or substantially all of its assets related to the Licensed Product or the business, or in the event of its merger or consolidation or change of control or similar transaction. Any such assignee shall assume all obligations of its assignor under the Agreement.

     (b) Notwithstanding the foregoing, ARRIS may assign this Agreement without consent in connection with a merger of, acquisition of, or sale of



                                       29

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1934, AS AMENDED.

          all or substantially all of the assets of ARRIS, PROVIDED, HOWEVER, that such assignment shall be [ * ] of the obligations of ARRIS hereunder, and further that if such merger, acquisition or sale of assets [ * ], where ARRIS is not the surviving entity, then such assignment shall be subject to Section 9.4 below. In the event of any such assignment by ARRIS hereunder, the licenses granted MERCK hereunder shall not cover any intellectual property of such assignee not previously Controlled by ARRIS existing prior to the date of such assignment.

9.4 Consequences of Certain Assignments by ARRIS. In the event that ARRIS, during the Research Program Term, assigns this Agreement as permitted in Section 9.3(b) [ * ], ARRIS, immediately upon its ability [ * ] such merger, acquisition or sale, shall [ * ] merger, acquisition or sale and MERCK may, at its choice, on written notice to such assignee given at any time within 30 days of such assignment, [ * ] shall be [ * ] the assignment of this
     Agreement:

     (a) [ * ] and any further obligation [ * ] research efforts under the Research Program. After such [ * ], PROVIDED HOWEVER, that the [ * ] as specified under Section [ * ] shall be [ * ] shall be equal to the number of days in the Research Program
          Term from the Effective Date to the [  *  ];

     (b) [ * ], and immediately thereafter such assignee shall [ * ] hereunder;

     (c) possession, during the Research Program Term, of the [ * ] and under [ * ] and the [ * ] under this
          Agreement.  The [  *  ] during the Research Program
          Term to MERCK Affiliates and to third party sublicensees; and



                                       30


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1934, AS AMENDED.

     (d)  possession of a [  *  ] at the end of the Research
          Program Term.

     (e) For purposes of Subsections 9.4 (a), (c) and (d) above and Article I, the "Research Program Term" shall have the period of time such term had under the provisions of Section 2.8 just prior to the assignment of the Agreement by ARRIS.

     Upon any such assignment, and whether or not [ * ] in Subsections 9.4(a) through (d) above, MERCK shall retain all of its rights under this Agreement, including without limitation the licenses granted to MERCK in Sections 3.1(a) and 3.2 of this Agreement.

9.5 Severability. If one or more of the provisions contained in this Agreement are held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the parties.
     The parties shall in such case use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

9.6 Use of Names. Neither party may use the names of the other party or those of its Affiliates, sublicensees, employees, agents or consultants or any of their trademarks, names, logotypes or symbols without the prior written consent of the other party.

9.7 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by telecopier (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          if to ARRIS, to:
                         Arris Pharmaceutical Corporation
                         385 Oyster Point Boulevard, Suite 3
                         South San Francisco, California 94080
                         Attention: President, Chief Executive Officer Telecopier No.: 415/829-1067


                                       31


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1934, AS AMENDED.

          with a copy to:   Cooley Godward LLP
                            3000 El Camino Real
                            Palo Alto, California 94306
                            Attention: Robert L. Jones, Esq.
                            Telecopier No.:  415/857-0603

          if to MERCK, to:  Merck & Co., Inc.
                            One Merck Drive
                            P.O. Box 100
                            Whitehouse Station, NJ 08889-0100
                            Attention: Office of Secretary
                            Telecopier No.: 908/735-1246

          with a copy to:   Attention: Office of Assistant General Counsel
                            Telecopier No.: 908/735-1226

     or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given when delivered if personally delivered or sent by telecopier on a business day, on the business day after dispatch if sent by nationally-recognized overnight courier and on the third business day following the date of mailing if sent by mail.

9.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New
     Jersey and the United States without reference to any rules of conflict of laws or renvoi.

9.9 Arbitration. Any disputes arising between the parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either party of its obligations hereunder, whether before or after termination of the Agreement, shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other party. The party giving such notice shall refrain from instituting the arbitration proceedings for a period of [ * ] following such notice. During such period, the parties shall make good faith efforts to amicably resolve the dispute without arbitration. Any arbitration hereunder shall be conducted under the rules of the American Arbitration Association. Each such arbitration shall be conducted by a panel of three arbitrators: one arbitrator shall be appointed by each of MERCK and the ARRIS and the third shall be appointed by the American Arbitration Association. Any such arbitration shall be held in New York, New York. The arbitrators shall have the authority to grant specific performance. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution



                                       32

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     of a legal or equitable proceeding based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

9.10 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties hereto.

9.11 Headings.  The captions to the Articles, Sections and
     Subsections of this Agreement are not a part of the Agreement, but are merely guides or labels to assist in locating and reading the Articles, Sections and Subsections.

9.12 Independent Contractors. ARRIS and MERCK shall be independent contractors and the relationship between them shall not constitute a partnership, joint venture or agency. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other party.

9.13 Waiver. The waiver by a party of any right under this Agreement or of the other party's failure to perform or breach shall not be a waiver of any other right, failure or breach whether of a similar nature or otherwise.

9.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of its Effective Date.


MERCK & CO., INC.                  ARRIS PHARMACEUTICAL CORPORATION

BY:  ________/s/______________     BY: ____/s/_____________________
     Raymond V. Gilmartin              John P. Walker

TITLE:  Chairman, President        TITLE:  President &
          and Chief Executive                Chief Executive Officer
          Officer

DATE:  November 6, 1996            DATE:  November 6, 1996

                                       33

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                          ATTACHMENT 2.1

                         RESEARCH PROGRAM


1.   [  *  ]

     [  *  ]

2.   [  *  ]

     [  *  ]

                                       34


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.   [  *  ]

4.   [  *  ]

5.   [  *  ]


                                  35



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.   [  *  ]

7.   [  *  ]

a.   [  *  ]

b.   [  *  ]

c.   [  *  ]




                                   36



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                           APPENDIX A-1


[  *  ]



                                       37


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                           APPENDIX A-2


[  *  ]




                                       38


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                            APPENDIX B

                             [  *  ]


[  *  ]



                                       39




CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                            APPENDIX C


[  *  ]












                                       40



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.